UACSC 97-D
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 3/31/98

PRINCIPAL BALANCE RECONCILIATION                    D O L L A R S
                                                      CLASS A-1        CLASS A-2         CLASS A-3          CLASS A-4
                                                   -------------     -------------      -------------     -------------
Original Principal Balance                         33,250,000.00     71,250,000.00      31,925,000.00     44,725,000.00
Beginning Period Principal Balance                 11,084,623.81     71,250,000.00      31,925,000.00     44,725,000.00
Principal Collections - Scheduled Payments          3,182,232.38              0.00               0.00              0.00
Principal Collections - Payoffs                     2,761,702.70              0.00               0.00              0.00
Principal Withdrawal from Payahead                      3,693.10              0.00               0.00              0.00
Gross Principal Charge Offs                           296,141.92              0.00               0.00              0.00
Repurchases                                            66,195.41              0.00               0.00              0.00
                                                   -------------     -------------      -------------     -------------
Ending Balance                                      4,774,658.30     71,250,000.00      31,925,000.00     44,725,000.00
                                                   =============     =============      =============     =============

Certificate Factor                                     0.1435987         1.0000000          1.0000000         1.0000000
Pass Through Rate                                         6.4507%           6.2000%            6.2600%           6.280%


PRINCIPAL BALANCE RECONCILIATION                                                             NUMBERS
                                                      CLASS A-5          TOTAL CLASS A's
                                                    -------------         --------------      ------
Original Principal Balance                          22,997,164.67         204,147,164.67      17,123
Beginning Period Principal Balance                  22,997,164.67         181,981,788.48      15,805
Principal Collections - Scheduled Payments                   0.00           3,182,232.38
Principal Collections - Payoffs                              0.00           2,761,702.70         363
Principal Withdrawal from Payahead                           0.00               3,693.10
Gross Principal Charge Offs                                  0.00             296,141.92          23
Repurchases                                                  0.00              66,195.41          15
                                                    -------------         --------------      ------
Ending Balance                                      22,997,164.67         175,671,822.97      15,404
                                                    =============         ==============      ======

Certificate Factor                                      1.0000000              0.8605156
Pass Through Rate                                          6.410%                 6.2914%

CASH FLOW RECONCILIATION

Principal Wired                                                   5,963,947.00
Interest Wired                                                    1,854,451.32
Withdrawal from Payahead Account                                      5,539.91
Repurchases (Principal and Interest)                                 68,370.36
Charge Off Recoveries                                                67,103.70
Interest Advances                                                    26,588.78
Certificate Account Interest Earned                                  24,104.59
Spread Account Withdrawal                                                 0.00
Class A Surety Bond Draw for
     Class I Interest                                                     0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                                        0.00
                                                                --------------
Total Cash Flow                                                   8,010,105.66
                                                                ==============

TRUSTEE DISTRIBUTION  (4/08/98)

Total Cash Flow                                                   8,010,105.66
Unrecovered Advances on Defaulted Receivables                        10,765.44
Servicing Fee (Due and Unpaid)                                            0.00
Interest to Class A-1 Certificateholders                             61,572.53
Interest to Class A-2 Certificateholders                            368,125.00
Interest to Class A-3 Certificateholders                            166,542.08
Interest to Class A-4 Certificateholders                            234,060.83
Interest to Class A-5 Certificateholders                            122,843.19
Interest to Class I Certificateholders                              179,484.24
Principal to Class A-1 Certificateholders                         6,309,965.51
Principal to Class A-2 Certificateholders                                 0.00
Principal to Class A-3 Certificateholders                                 0.00
Principal to Class A-4 Certificateholders                                 0.00
Principal to Class A-5 Certificateholders                                 0.00
Surety Bond Premium                                                  22,690.94
Interest Advance Recoveries from Payments                            17,738.81
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                 0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                   0.00
Deposit to Payahead                                                  23,245.39
Certificate Account Interest to Servicer                             24,104.59
Payahead Account Interest to Servicer                                   269.97
Excess                                                              468,697.14
                                                                --------------

Net Cash                                                                  0.00
                                                                ==============


Servicing Fee Retained from Interest Collections                    151,651.49

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                  2,041,471.65
Beginning Balance                                                 2,551,839.56
Trustee Distribution of Excess                                      468,697.14
Interest Earned                                                      11,313.45
Spread Account Draws                                                      0.00
Reimbursement for Prior Spread Account Draws                              0.00
Distribution of Funds to Servicer                                  (480,010.59)
                                                                --------------
Ending Balance                                                    2,551,839.56
                                                                ==============

Required Balance                                                  2,551,839.56

FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                 14,290,301.53
Beginning Balance                                                10,186,885.64
Reduction Due to Spread Account                                           0.00
Reduction Due to Principal Reduction                               (441,697.59)
                                                                --------------
Ending Balance                                                    9,745,188.05
                                                                ==============

First Loss Protection Required Amount                             9,745,188.05
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                            16,783.38



SURETY BOND  RECONCILIATION


Original Balance                                                204,147,164.67
Beginning Balance                                               180,746,294.24
Draws                                                                     0.00
Reimbursement of Prior Draws                                              0.00
                                                                --------------
Ending Balance                                                  180,746,294.24
                                                                ==============

Adjusted Ending Balance Based
     Upon Required Balance                                      174,404,262.77
                                                                ==============
Required Balance                                                174,404,262.77


PAYAHEAD RECONCILIATION


Beginning Balance                                                    66,137.89
Deposit                                                              23,245.39
Payahead Interest                                                       269.97
Withdrawal                                                            5,539.91
                                                                --------------
Ending Balance                                                       84,113.34
                                                                ==============

CURRENT DELINQUENCY
                                                    GROSS
  # PAYMENTS DELINQUENT            NUMBER          BALANCE        PRINCIPAL       INTEREST
  ---------------------            ------          -------        ---------       --------
1 Payment                            104        1,124,334.64      19,177.69      12,611.76
2 Payments                            61          810,368.63      18,885.78      19,366.90
3 Payments                            19          297,894.68       8,068.70      11,483.23
                                     ---        ------------      ---------      ---------
Total                                184        2,232,597.95      46,132.17      43,461.89
                                     ===        ============      =========      =========

Percent Delinquent                 1.194%              1.271%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                              END OF PERIOD        DELINQUENCY
  PERIOD                       BALANCE        POOL BALANCE           RATE
  ------                       -------        ------------           ----
Current                     1,108,263.31     175,671,822.97          0.63%
1st Previous                  986,181.56     181,981,788.48          0.54%
2nd Previous                  823,821.89     187,390,973.34          0.44%


NET LOSS RATE
                                                                                                DEFAULTED
                                                           LIQUIDATION         AVERAGE           NET LOSS
  PERIOD                                   BALANCE           PROCEEDS       POOL BALANCE       (ANNUALIZED)
  ------                                   -------           --------       ------------       ------------
Current                                  296,141.92         67,103.70       178,826,805.73          1.54%
1st Previous                             173,059.03          4,442.61       184,686,380.91          1.10%
2nd Previous                              (1,751.82)          (738.42)      190,218,022.89         -0.01%

Gross Cumulative Charge Offs             469,198.93                      Net Cumulative Loss Percentage
Gross Liquidation Proceeds                70,792.89                                                 0.20%
Number of Repossessions                          18
Number of Inventoried Autos EOM                  22


EXCESS YIELD TRIGGER
                                                                 EXCESS YIELD
                          EXCESS           END OF PERIOD          PERCENTAGE
   PERIOD                 YIELD            POOL BALANCE          (ANNUALIZED)
   ------                 -----            ------------          ------------
Current                 520,716.75        175,671,822.97            3.56%
1st Previous            499,379.10        181,981,788.48            3.29%
2nd Previous            838,893.99        187,390,973.34            5.37%
3rd Previous            976,474.46        193,045,072.44            6.07%
4th Previous            (34,871.76)       199,906,022.74           -0.21%
5th Previous

                                 CURRENT
                                  LEVEL          TRIGGER        STATUS
                                  -----          -------        ------

Six Month Average Excess Yield     N/A            1.50%           N/A

Trigger Hit in Current or any Previous Month                       NO


DATE: 4/6/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT